Basis of Presentation (Details) - USD ($)			6 Months Ended
	Jul. 31, 2022	May 01, 2018	Jan. 31, 2023	Jan. 31, 2022
Accounting Policies [Abstract]
Treasury shares, description			As a result of entering into various convertible debt instruments which contained a variable conversion feature with no floor, warrants with fixed exercise price, and convertible notes with fixed conversion price or with a conversion price floor, we reserved 80,000,000 treasury shares for consideration for future conversions and exercise of warrants, for convertible notes with fixed conversion price, notes with variable conversion feature with a floor and warrants with a conversion price floor.
Derive revenues			10.00%	10.00%
Accounts receivable percentage	10.00%		10.00%
Contract assets	$ 6,701		$ 5,189
Deferred income	66,167		347,177
Customer deposits balance	864,345		$ 859,733
Average estimated life			36 months
Deferred commissions/contract costs			$ 490,858
Sale commissions			1,327,284	$ 654,070
Derivative liabilities	$ 10,587,717		9,879,046
Noncontrolling interest description		On May 1, 2018, T3 Communications, Inc. (“T3”), a Nevada Corporation, entered into a Stock Purchase Agreement (“SPA”), whereby in an exchange for $250,000, T3 agreed to sell to the buyers 199,900 shares of common stock equivalent to 19.99% of the issued and outstanding common shares of T3. The $250,000 of the cash received under this transaction was recognized as an adjustment to the carrying amount of the noncontrolling interest and as an increase in additional paid-in capital in T3. At the option of the Company, and for a period of five years following the date of the SPA, the 199,900 shares of common stock in T3 may be converted into Common Stock of Digerati at a ratio of 3.4 shares of DTGI Common stock for everyone (1) share of T3 at any time after the DTGI Common Stock has a current market price of $1.50 or more per share for 20 consecutive trading days.
Noncontrolling interest			$ 489,000	$ 760,000